EQUITABLE ACCUMULATOR(SM)

           A combination variable and fixed deferred annuity contract

                      SUPPLEMENT DATED SEPTEMBER 20, 1999

                      TO THE PROSPECTUS DATED MAY 1, 1999

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This supplement relates to changes in the special dollar cost averaging programs described in the prospectus dated May 1, 1999 for the Equitable Accumulator deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. You should read this supplement together with the prospectus. Special terms used in this supplement have the same meaning as they do in the prospectus.

You no longer have to allocate your entire initial contribution to the account for special dollar cost averaging to participate in this program. The account for special dollar cost averaging is now available for a six month time period.

ON THE COVER PAGE OF THE PROSPECTUS THE SECOND SENTENCE UNDER "ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING" IS DELETED.

ON PAGE 24 OF THE PROSPECTUS THE FIRST AND SECOND SENTENCES OF THE SECOND PARAGRAPH UNDER "ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING" ARE DELETED AND REPLACED WITH THE FOLLOWING SENTENCE:

     The account for special dollar cost averaging is available for allocation of all or a portion of your initial contribution under the special dollar cost averaging program.

ON PAGE 25 OF THE PROSPECTUS THE FIRST PARAGRAPH UNDER "SPECIAL DOLLAR COST AVERAGING PROGRAMS" IS REPLACED WITH THE FOLLOWING PARAGRAPH:

     Under the special dollar cost averaging program, you may choose to allocate all or a portion of your initial contribution to the account for special dollar cost averaging. However, you must allocate at least $2,000 to the account for special dollar cost averaging for this program.

     You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over the time period that you select. We offer time periods of 6 or 12 months. We may also offer other time periods. Your registered representative can provide information on the time periods currently available or you may contact our Processing Office. You may only select one time period. Each time period has a different interest rate. Once you select a time period, you may not change it. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis. We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. Once all amounts have been transferred out, the account for special dollar cost averaging will no longer be available for future allocations.

     If you choose to allocate only a portion of your initial contribution to the account for special dollar cost averaging, the remaining balance of your initial contribution will be allocated to the variable investment options or fixed maturity options according to your instructions. You may not allocate additional contributions to the account for special dollar cost averaging.



    Copyright 1999 The Equitable Life Assurance Society of the United States
                              All rights reserved.
                        Accumulator is a service mark of
           The Equitable Life Assurance Society of the United States.


SuppPros EDI (9/99)